UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION



	Washington, D.C. 20549
	________________________________________



	FORM 8-K



	CURRENT REPORT
	PURSUANT TO SECTION 13 OR 15(d) OF THE
	SECURITIES EXCHANGE ACT OF 1934


	Date of Report (Date of earliest event reported) April 27, 1999


	THE MONTANA POWER COMPANY
	(Exact name of registrant as specified in its charter)


Montana	1-4566	81-0170530
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)


	40 East Broadway, Butte, Montana 59701
	(Address of principal executive offices) (zip code)

	Registrant's telephone number, including area code (406) 723-5421

	Exhibit Index is found on page 5.

ITEM 5.	Other Events

	First Quarter Financial Results

	The Montana Power Company reported consolidated net income of $0.60 per share for the quarter ended March 31, 1999, compared to first-quarter earnings of $0.64 per share a year earlier.

	Importantly, a telecommunications customer exercised in January 1999 its option to prepay the remaining 12-year initial term of a capacity agreement.
The $257 million prepayment is being recognized in revenues over the remaining term of the agreement, but because the amount was discounted for early payment, income in the first quarter of 1999 was approximately 3 cents per share lower than the same period a year ago.

	The prepayment improved first-quarter investment income for the corporation by $2.5 million, but reduced Touch America's operating earnings for
the same period by approximately $5 million. 	Touch America's other long
distance, private line, and equipment services revenues increased more than 40 percent, but the increase was reduced by higher operations expenses, especially increased payments to other carriers.

	Utility earnings were lower than anticipated for the quarter and 28 percent below last year, principally because of weather 15 percent warmer than normal for this year's primary heating months compared to weather that was 9 percent warmer than normal for the same period in 1998. Utility income also was adversely impacted by lower than expected wholesale power prices in the Pacific Northwest and an increased effective income tax rate.

	Approximately 25 percent of the Utility's retail electric load and more than 50 percent of its retail gas load have moved to choice. The company expects to file electric and natural gas rate cases later this year with the Montana Public Service Commission to resolve issues related to distribution activities and to the sale of its generation assets in Montana (scheduled for completion in September).

	Operating income from independent power investments increased $6 million in the first quarter of 1999 compared to the same period a year earlier due to improved operations of generating plants in which Continental Energy Services holds an equity interest, and lower project development costs. Coal, and oil and gas operations income remained stable.

	For the quarter, Utility earnings were 25 cents a share compared to 34 cents in the first quarter of 1998, while Nonutility earnings were 35 cents a share compared to 30 cents a year earlier.

	Natural gas earnings decreased due to the warmer weather; offset somewhat by increased customer growth. Increases in electric utility earnings due to higher sales of excess generation and more customers were offset by the warmer weather and increased electric transmission expenses associated with the higher off system sales.

	Coal earnings increased slightly for the first quarter of 1999 when compared to the same period in 1998. A 5 percent increase in volumes along with a reduction in depreciation expenses contributed to the business unit's improvement. Lower coal prices, resulting from last year's settlement of disputes with buyers, offset most of the improvement.

	Earnings from Nonutility oil and gas operations were flat as increased gas volumes produced and prices received were offset by decreases in oil production and prices, and increases in operating expenses.


	This Form 8-K may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements should be read with the cautionary statements and important factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 at Item 7, "Management's Discussion and Analysis of
Financial Conditions and Results of Operations - Safe Harbor for Forward-Looking Statements." Forward-looking statements are all statements other than statements of historical fact, including without limitation those that are identified by the use of the words "expects," "believes," "anticipate" and similar expressions

	For comparative purposes, the following table shows the breakdown of basic consolidated net income per share:


         	Quarter Ended
	March 31,	March 31,
		1999			1998
	Utility Operations	$	    0.25	$	0.34
	Nonutility Operations		    0.35		0.30
		Consolidated	$	    0.60	$	0.64


	Twelve Months Ended
	March 31,	March 31,
		1999			1998

	Utility Operations	$	    0.84	$	0.91
	Nonutility Operations		    2.07		1.18
		Consolidated	$	    2.91	$	2.09


ITEM 7.	Exhibits

99a	Preliminary Consolidated Statements of Income for the Quarters Ended
March 31, 1999 and 1998 and for the Twelve Months Ended March 31, 1999 and 1998.

99b	Preliminary Utility Operations Schedule of Revenues and Expenses for the
Quarters Ended March 31, 1999 and 1998 and for the Twelve Months Ended
March 31, 1999 and 1998.

99c	Preliminary Nonutility Operations Schedule of Revenues and Expenses for
the Quarters Ended March 31, 1999 and 1998 and for the Twelve Months
Ended March 31, 1999 and 1998.

99d	Preliminary Operating Statistics for the Quarters Ended March 31, 1999
and 1998.



	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

		THE MONTANA POWER COMPANY
	(Registrant)

	By /s/ J. P. Pederson
		J. P. Pederson
	Vice President and Chief
	Financial and Information
	Officer

Dated:  April 27, 1999

	Exhibit Index

Exhibit	Page

99a	Preliminary Consolidated Statement of Income for the Quarters
Ended March 31, 1999 and 1998 and for the Twelve Months Ended
March 31, 1999 and 1998.  	 6

99b	Preliminary Utility Operations Schedule of Revenues and
Expenses for the Quarters Ended March 31, 1999 and 1998 and
for the Twelve Months Ended March 31, 1999 and 1998.	 7

99c	Preliminary Nonutility Operations Schedule of Revenues and
Expenses for the Quarters Ended March 31, 1999 and 1998 and
for the Twelve Months Ended March 31, 1999 and 1998.	8-9

99d	Preliminary Operations Statistics for the Quarters Ended
March 31, 1999 and 1998.	 10



Exhibit 99a
THE MONTANA POWER COMPANY AND SUBSIDIARIES
PRELIMINARY CONSOLIDATED STATEMENT OF INCOME
		Quarter Ended	Twelve Months Ended
			March 31,			March 31,
			1999		1998		1999		1998
			Thousands of Dollars
REVENUES		$	321,768	$	294,050	$	1,290,018	$	1,036,277

EXPENSES:
	Operations		153,560	128,427	561,905	442,557
	Maintenance		19,630	19,782	80,913	81,448
	Selling, general, and administrative		32,616	29,367	131,991	119,003
	Taxes other than income taxes		25,768	25,525	96,424	95,889
	Depreciation, depletion, and amortization			27,753		27,086		114,934		100,385
					259,327		230,187		986,167		839,282

	INCOME FROM OPERATIONS		62,441	63,863	303,851	196,995

INTEREST EXPENSE AND OTHER INCOME:
	Interest		13,629	14,504	59,975	56,605
	Distributions on mandatorily redeemable
		preferred securities of subsidiary trust		1,373	1,373	5,492	5,496
	Other (income) deductions - net			(3,341)		(1,729)		(6,475)		(31,071)
					11,661		14,148		58,992		31,030

INCOME TAXES			16,956		13,848		81,282		47,673

NET INCOME			33,824		35,867		163,577		118,292
DIVIDENDS ON PREFERRED STOCK			923		923		3,690		3,690

NET INCOME AVAILABLE FOR COMMON STOCK		$	32,901	$	34,944	$	159,887	$	114,602

AVERAGE NUMBER OF COMMON SHARES
	OUTSTANDING - BASIC (000)			55,073		54,875		55,030		54,709

BASIC EARNINGS PER SHARE OF COMMON STOCK		$	0.60	$	0.64	$	2.91	$	2.09


AVERAGE NUMBER OF COMMON SHARES
	OUTSTANDING - DILUTED (000)			55,399		54,971		55,167		54,763

DILUTED EARNINGS PER SHARE OF COMMON STOCK		$	0.59	$	0.64	$	2.90	$	2.09


         	Exhibit 99b
PRELIMINARY UTILITY OPERATIONS

		Quarter Ended	Twelve Months Ended
			March 31,			March 31,
			1999		1998		1999		1998
			Thousands of Dollars
ELECTRIC UTILITY:
REVENUES:
	Revenues		$	116,534	$	116,798	$	450,735	$	430,776
	Intersegment revenues			3,690		996		9,990		4,344
					120,224		117,794		460,725		435,120

EXPENSES:
	Power supply		38,687	39,967	136,137	145,912
	Transmission and distribution		11,677	8,584	43,274	36,010
	Selling, general, and administrative		13,226	13,306	52,936	51,835
	Taxes other than incomes taxes		12,754	12,097	46,974	46,692
	Depreciation and amortization			13,679		13,185		57,019		52,103
						90,023		87,139		336,340		332,552

 	INCOME FROM ELECTRIC OPERATIONS			30,201		30,655		124,385		102,568

NATURAL GAS UTILITY:

REVENUES:
	Revenues (other than gas supply cost revenues)		26,293	26,666	74,786	91,658
	Gas supply cost revenues		14,052	14,378	31,605	24,661
	Intersegment revenues			199		130		734		485
				40,544	41,174	107,125	116,804

EXPENSES:
	Gas supply costs		14,052	14,378	31,605	24,661
	Other production, gathering, and exploration		793	645	2,416	6,386
	Transmission and distribution		3,636	3,635	15,557	13,780
	Selling, general, and administrative		5,755	4,568	21,378	18,417
	Taxes other than income taxes		3,817	3,372	14,529	14,976
	Depreciation, depletion, and amortization			2,351		2,204		8,853		11,015
					30,404		28,802		94,338		89,235

	INCOME FROM GAS OPERATIONS		10,140	12,372	12,787	27,569

INTEREST EXPENSE AND OTHER INCOME:
	Interest		14,438	13,445	57,351	53,497
	Distributions on mandatorily redeemable
		preferred securities of subsidiary trust		1,373	1,373	5,492	5,492
	Other (income) deductions - net			(757)		(116)		(4,367)		(6,489)
				15,054	14,702	58,476	52,500

INCOME BEFORE INCOME TAXES		25,287	28,325	78,696	77,637

INCOME TAXES			10,674		8,456		28,777		23,890

DIVIDENDS ON PREFERRED STOCK			923		923		3,690		3,690

UTILITY NET INCOME AVAILABLE FOR COMMON STOCK		$	13,690	$	18,946	$	46,229	$	50,057


         	Exhibit 99c
PRELIMINARY NONUTILTY OPERATIONS

		Quarter Ended	Twelve Months Ended
			March 31,			March 31,
			1999		1998		1999		1998
			Thousands of Dollars
COAL:
REVENUES:
	Revenues		$	43,438	$	43,426	$	177,973	$	168,677
	Intersegment revenues			9,904		10,198		38,502		36,283
				53,342	53,624	216,475	204,960

EXPENSES:
	Operations and maintenance		32,332	31,765	133,531	121,141
	Selling, general and administrative		5,022	5,052	20,559	21,468
	Taxes other than income taxes		6,357	6,689	23,718	24,325
	Depreciation, depletion and amortization			1,885		2,736		5,744		10,614
					45,596		46,242		183,552		177,548

 	INCOME FROM COAL OPERATIONS		7,746	7,382	32,923	27,412

OIL AND NATURAL GAS:

REVENUES:
	Revenues			68,809		48,627		240,986		169,927
	Intersegment revenues			4,400		4,746		19,629		11,882
				73,209	53,373	260,615	181,809

EXPENSES:
	Operations and maintenance		58,951	38,809	205,190	136,727
	Selling, general and administrative		4,228	4,362	20,791	12,836
	Taxes other than income taxes		1,024	1,351	4,581	4,346
	Depreciation, depletion and amortization			5,565		5,377		22,446		17,999
						69,768		49,899		253,008		171,908

	INCOME FROM OIL AND NATURAL GAS
		OPERATIONS			3,441	3,474	7,607	9,901

INDEPENDENT POWER GROUP:

REVENUES:
	Revenues			18,234		18,576		73,364		72,310
	Earnings from unconsolidated investments			5,333		1,553		93,306		13,508
	Intersegment revenues			238		569		1,683		1,572
				23,805	20,698	168,353	87,390

EXPENSES:
	Operations and maintenance		15,734	18,673	62,070	66,606
	Selling, general and administrative		830	974		4,602	4,175
	Taxes other than income taxes		463	466	1,764	1,838
	Depreciation, depletion and amortization			777		919		8,863		3,389
						17,804		21,032		77,299		76,008

	INCOME (LOSS) FROM INDEPENDENT POWER OPERATIONS		$	6,001	$	(334)	$	91,054	$	11,382

</PAGE

         	Exhibit 99c
PRELIMINARY NONUTILITY OPERATIONS

		Quarter Ended	Twelve Months Ended
			March 31,			March 31,
			1999		1998		1999		1998
			Thousands of Dollars
TELECOMMUNICATIONS:
REVENUES:
	Revenues		$	19,775	$	20,680	$	86,841	$	60,066
	Earnings from unconsolidated investments			1,423		2,080		10,253		2,492
	Intersegment revenues			228		251		1,276		867
					21,426	23,011	98,370	63,425

EXPENSES:
	Operations and maintenance		8,446	6,187	29,369	23,518
	Selling, general and administrative		2,782	2,464	12,490	9,446
	Taxes other than income taxes		1,040	1,245	3,418	3,402
	Depreciation, depletion and amortization			2,415		1,542		7,963		3,772
					14,683		11,438		53,240		40,138

 	INCOME FROM TELECOMMUNICATIONS OPERATIONS		6,743	11,573	45,130	23,287

OTHER OPERATIONS:

REVENUES:
	Revenues		7,876	1,266	50,169	5,563
	Intersegment revenues			441		264		1,228		12,613
					8,317	1,530	51,397	18,176

EXPENSES:
	Operations and maintenance		7,431	1,516	52,257	15,499
	Selling, general and administrative		1,324	(154)	3,689	5,997
	Taxes other than income taxes		313	304	1,440	310
	Depreciation, depletion and amortization			1,081		1,123		4,046		1,494
					10,149		2,789		61,432		23,300

INCOME (LOSS) FROM OTHER OPERATIONS		(1,832)		(1,259)	(10,035)	(5,124)

INTEREST EXPENSE AND OTHER INCOME:
	Interest			2,104		2,229		11,295		7,723
	Other (income) deductions - net			(5,497)		(2,783)		(10,779)		(29,192)
						(3,393)		(554)		516		(21,469)

INCOME BEFORE INCOME TAXES			25,492		21,390		166,163		88,327

INCOME TAXES			6,281		5,392		52,505		23,782

NONUTILITY NET INCOME AVAILABLE FOR COMMON STOCK		$	19,211	$	15,998	$	113,658	$	64,545


	Exhibit 99d
PRELIMINARY OPERATING STATISTICS

		Quarter Ended
		March 30,
		   1999  		   1998  		 Change 		  %
ELECTRIC UTILITY GENERATON (Mwhs):
	Hydroelectric			870,200		817,989		52,211		6%
	Coal Fired			1,269,107	1,021,820		247,287		24%
		Total		2,139,307	1,839,809		299,498		16%


HEATING DEGREE DAYS:			2,950		3,247		(297)		( 9%)
							Normal		7,952


COAL SALES (thousand of tons):
	Montana			2,725		2,742		(17)		( 1%)
	Texas			2,167		1,895		272		14%
		Total			4,892		4,637		255		5%


NONUTILITY OIL & GAS PRODUCTION SALES VOLUMES:
	Oil (Bbls)			125,798		163,918		(38,120)	(23%)

	Natural Gas (Mcfs)		6,745,439	6,301,633		443,806		7%

	N G Liquids (Bbls)			126,029		161,249		(35,220)		(22%)





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